UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2006

                             ARTHROCARE CORPORATION
             (Exact name of registrant as specified in its charter)


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          Delaware                      0-027422                   94-3180312
(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)


           7500 Rialto Blvd., Building 2, Suite 100, Austin, TX 78735
               (Address of principal executive offices, zip code)

                                 (512) 391-3900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement

         On December 13, 2006, the Company entered into Continuity Agreements with Michael Gluk, Senior Vice President and Chief Financial Officer, and John Raffle, Senior Vice President of Strategic Business Units. These Continuity Agreements provide certain compensation and benefits in the event of a change in control of the Company or the termination of the executive's employment without cause that does not follow within 24 months of a change of control. The form of Continuity Agreement is set forth on Exhibit 10.42 to the Company's Quarterly Report on Form 10-Q filed August 6, 2004. For a description of the terms of the Continuity Agreements, see the Company's Schedule 14 A, filed on April 19, 2006, which description is hereby incorporated by reference.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On December 13, 2006, the Board of Directors (the "Board") of Arthrocare Corporation (the "Company") elected Terrence E. Geremski as a new director. In addition, as indicated below, the Board adopted an amendment to the Company's Bylaws increasing the size of the Board from seven directors to eight directors. Mr. Geremski was also named as a member of the Audit Committee. Mr. Geremski will receive standard compensation for non-employee directors of the Company. The standard compensation for non-employee directors of the Company is set forth in the Company's Form 8-K filed February 24, 2006.


         There is no arrangement or understanding between Mr. Geremski and any other persons pursuant to which he was selected as a director. There are no relationships between Mr. Geremski and the Company or its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K. A copy of the Company's press release announcing the foregoing is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On December 13, 2006, the Board approved an amendment to the Company's Bylaws in order to increase the size of the Board from seven directors to eight directors.

         The foregoing description of the amendment to the Company's Bylaws does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment of Bylaws of ArthroCare Corporation, which is filed as
Exhibit 3.1 attached hereto and is incorporated herein by reference.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date: December 18, 2006                       /s/ Michael A. Baker
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                                              Michael Baker
                                              Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit No.   Description 1
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     3.1      Certificate of Amendment of Bylaws of ArthroCare Corporation
    99.1      Press Release dated December 14, 2006